Exhibit 10.2

                               CUBIC ENERGY, INC.

                 SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

     This Subscription and Registration Rights Agreement (this "Agreement"), dated as of July 26, 2006, by and between Cubic Energy, Inc. (the "Company") and Yehuda Neuberger & Anne Neuberger JTWROS (the "Subscriber"), is intended to set forth certain representations, covenants and agreements between the Company and the Subscriber, with respect to the offering (the "Offering") for sale by the Company of units (the "Units"), each of which consists of one share of Common Stock, par value $0.05 per share (the "Common Stock"), together with a warrant to purchase one-half of a share of Common Stock at an initial exercise price per share of Common Stock equal to the Offering Price (as defined below), the terms of which are set forth in the form of Warrant Agreement attached hereto as Exhibit D hereto. The shares of Common Stock included in Units purchased hereby are referred to herein as the "Shares," the warrants included in the Units purchased hereby are referred to herein as the "Warrants" and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Exercise Shares." The Shares, the Warrants and the Exercise Shares are collectively referred to herein as the "Securities." The Shares and Warrants are immediately separable and may be transferred separately in compliance with the restrictions on transfer set forth herein and in the terms of the Warrant, as applicable.

     1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the number of Units set forth under the Subscriber's name on the signature page hereto at a purchase price of $0.70 per Unit (the "Offering Price"), and the Company agrees to sell such Units to the Subscriber at the Offering Price, subject to the Company's right to sell to the Subscriber such lesser number of Units as the Company may, in its sole discretion, deem necessary or desirable.

     2. Delivery of Subscription Amount; Acceptance of Subscription; Delivery of Units. Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

         (a) Subscriber understands that separate subscription agreements will be executed with other investors for the remainder of the Units to be sold in the Offering;

         (b) Contemporaneously with the execution and delivery of this Agreement, Subscriber shall execute and deliver the Certificate of Accredited Investor Status attached hereto as Exhibit B, and shall wire to the Company immediately available funds in the amount equal to the Offering Price multiplied by the number of Units for which the Subscriber has subscribed (the "Subscription Amount") in accordance with the instructions set forth on Exhibit A hereto. The subscription for Units shall be deemed to be accepted only when this Agreement has been signed by an authorized officer of the Company;

         (c) The Company shall have the right to reject this subscription, in whole or in part, and shall have the right to allocate Units among subscribers in any manner it may desire; provided, that no subscriber shall be obligated to purchase more than the number of Units set forth under its name on the signature page hereto without its prior written consent;

         (d) The payment of the Subscription Amount (or, in the case of rejection of a portion of the Subscriber's subscription, the part of the payment relating to such rejected portion) will be returned, without interest, (1) if Subscriber's subscription is rejected in whole or in part, or (2) if the Offering is withdrawn or canceled;

         (e) Certificates representing the Shares and the Warrants will be issued in the name of each Subscriber at Closing as set forth under Section 3 hereof;

         (f) Jefferies & Company, Inc. (the "Placement Agent") shall have received the favorable opinion, dated as of Closing, of counsel for the Company, in form and substance satisfactory to counsel for the Placement Agent.

         (g) The representations and warranties of the Company and Subscriber set forth herein shall be true and correct as of the date that the Company accepts this subscription.

     3. Terms of Subscription.

         (a) The subscription period will begin as of July 26th, 2006 and will terminate at 4:59 p.m., Eastern time, on July 27, 2006, unless extended by the Company, on one or more occasions, for up to an additional ten (10) days (the "Termination Date"). Such extension may be effected without notice to the Subscribers. The purchase and sale of the Units (the "Closing"), and funding thereof, shall occur as soon as practicable after the execution of this Agreement by the Company and each of the Subscribers in the Offering at a time and location (the "Closing Date") agreed upon by the Company and the Subscribers, and in no event later than 4:59 pm, Central time, on July 28, 2006. Immediately after the Closing Date, the Company will deliver or cause to be delivered, one or more physical certificates representing the Shares purchased by each Subscriber.

         (b) As compensation for advisory services, the Company will pay to the Placement Agent aggregate fees equal to two percent (2%) of the aggregate purchase price of the Units sold and shall issue Warrants convertible into a number of shares of Common Stock equal to 5 percent of the total number of shares of Common Stock sold in the Offering. The Company will also pay all reasonable and documented expenses of the Placement Agent in connection with the Offering, up to $30,000.

         (c) If the Subscriber is not a United States person, the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Subscriber's subscription and payment for, and his or her continued beneficial ownership of any of the Securities, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.


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

     4. Registration Rights.

         (a) Subscriber acknowledges that it is acquiring the Units for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended, (the "Securities Act"). The Subscriber further agrees that it will not sell, assign or transfer any Security at any time in violation of the Securities Act and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that Securities have not been registered under the Securities Act, and further realizes that none of the Securities can be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber further recognizes that the Company is not assuming any obligation to register any Security except as expressly set forth herein. The Subscriber also acknowledges that appropriate legends reflecting the status of the Securities under the Securities Act may be placed on the face of the certificates for each such Security at the time of their transfer and delivery to the holder thereof.

         (b) No Security may be transferred except in a transaction which is in compliance with the Securities Act. Except as provided hereafter with respect to registration of the Shares and the Exercise Shares, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel to the holder of such Security, reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act.

         (c) Within 45 days after the Closing (the "Filing Date"), the Company shall use its best efforts to prepare and file with the Securities and Exchange Commission (the "SEC"), one or more registration statements and such other documents as may be necessary in the opinion of counsel for the Company, and use its commercially reasonable efforts to have such registration statement declared effective within 120 days after the Filing Date in order to comply with the provisions of the Securities Act so as to permit the registered resale of the Shares, for a period of two (2) years following the Closing Date, and the registered resale of the Exercise Shares, for so long as the Warrants are outstanding. The Shares and Exercise Shares that are registered for resale under such registration statement are referred to herein as the "Offering Securities," and the Subscriber, together with its affiliates and transferees, are hereafter referred to as "Offering Holders." The Company will include in such registration statement (i) the information required under the Securities Act to be so included concerning the Offering Holders, as provided by the Offering Holders at the reasonable request of the Company, including any changes in such information, or information provided by new Offering Holders, that may be provided by the Offering Holders in writing to the Company from time to time, and (ii) a section entitled "Plan of Distribution," substantially in the form of Exhibit C hereto, that describes the various procedures that may be used by the Offering Holders in the sale of Shares or Exercise Shares; provided, however, that no holder of Shares or Exercise Shares (other than a Subscriber) shall be entitled to have the securities held by it covered by such registration statement unless such holder agrees in writing to be bound by all the provisions of this Agreement applicable to such holder.

         (d) If the registration statement referred to in Section 4(c) above has not been declared effective by the SEC within 120 days after the Closing Date, the Company shall pay liquidated damages of 1% of the Offering Price per share


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

for every Share. In addition, the Company shall pay liquidated damages of an additional 1% of the Offering Price per share for every Share for each 30-day period of delay following such initial 120-day period. The payment of liquidated damages may be made, at the option of the Company, in additional shares of Common Stock valued at the average market price of such shares for the five trading days preceding the date of payment. The foregoing payment shall constitute the sole monetary remedy available to the Subscriber in the event that the Company does not comply with the deadlines set forth in Section 4(c) with respect to the filing and effectiveness of the registration statement referred to therein.

         (e) Notwithstanding the foregoing provisions of this Section 4, the Company may voluntarily suspend the use of any such registration statement for a limited time, which in no event shall be longer than 30 days in any three month period and no longer than 90 days in any twelve month period, if the Company has been advised in writing by counsel or underwriters to the Company that the offering of any Offering Securities pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, a reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company. In addition, the Company may suspend the use of such registration statement for the 15 calendar days following the filing of any Form 8-K, Form 10-QSB or Form 10-KSB, or other comparable form for purposes of filing a post-effective amendment to the registration statement. If any event occurs that would cause any such registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, subject to the time periods set forth above, the Company shall promptly file an amendment to the registration statement and use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable thereafter. Notwithstanding any provision contained herein to the contrary, the Company's obligation to include, or continue to include, Offering Securities in any such registration statement under this Section 4 shall terminate to the extent such securities are eligible for resale under Rule 144(k) promulgated under the Securities Act.

         (f) If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of the Offering Securities under the Securities Act for the account of an Offering Holder, the Company will, as promptly as possible:

                  (i) prepare and file with the SEC a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective, subject to the Company's obligations to file post-effective amendments to such registration statement;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement;


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

                  (iii) include in each such document the names of each Subscriber who continues to hold Offering Securities, except for those Subscribers who designate on the signature page hereto that they do not wish to have their securities included in the registration statement, and the names of any new Offering Holders who have delivered written notice to the Company at least three business days prior to the filing thereof that they propose to sell Offering Securities pursuant to the registration statement as selling securityholders;

                  (iv) file pursuant to Rule 424(b) under the Securities Act an amendment to the registration statement or amend, if required, the registration statement and prospectus, in each case, to cover new Offering Holders upon at least seven business days' prior written notice by such new Offering Holders to such effect; provided, however, that (A) in no event shall the Company be required to file pursuant to Rule 424(b) under the Securities Act a supplement to the registration statement to cover new Offering Holders other than on the third Thursday of each calendar month following the calendar month in which the registration statement is declared effective and (B) in the case where a post-effective amendment is required, in no event shall the Company be required to file a post-effective amendment to cover new Offering Holders other than on the third Thursday of the third full calendar month following the calendar month in which the registration statement is declared effective and the third Thursday of each subsequent third month thereafter; any delay in effectiveness as a result of the foregoing shall be excluded from the periods set forth in subsection (e) above; and

                  (v) furnish to each Offering Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Securities Act, and such other documents as such Offering Holder may reasonably request in order to facilitate the public sale or other disposition of the Offering Securities owned by such Offering Holder, but such Offering Holder shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval will not be unreasonably withheld.

         (g) Except as provided below in this Section 4, the expenses incurred by the Company in connection with action taken by the Company to comply with this Section 4, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, premiums for liability insurance, if the Company chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with any state securities laws ("State Acts"), shall be paid by the Company. All fees and disbursements of any counsel, experts, or consultants employed by any Offering Holder shall be borne by such Offering Holder. The Company shall not be obligated in any way in connection with any registration pursuant to this Section 4 for any selling commissions or discounts payable by any Offering Holder to any underwriter or broker of securities to be sold by such Offering Holder. Subscriber agrees to pay all expenses required to be borne by such Offering Holder.

         (h) In the event of any registration of Offering Securities pursuant to this Section 4, the Company will indemnify and hold harmless each Offering Holder, its officers, directors, investment advisors and each underwriter of


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

such securities, and any person who controls such Offering Holder or underwriter within the meaning of Section 15 of the Securities Act, against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Offering Holder, its officers, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Offering Holder, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or such underwriter specifically for use in the preparation thereof.

         (i) At any time when a prospectus relating to the Offering Securities is required to be delivered under the Securities Act, the Company will notify the Offering Holder of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (j) In the event of any registration of any Offering Securities under the Securities Act pursuant to this Section 4, the Offering Holder agrees to indemnify and hold harmless the Company, its officers, directors and any person who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, or actions, joint or several, to which the Company, its officers, directors, or such controlling person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Offering Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or any affiliate (as defined in the Securities Act) of such Offering Holder specifically for use in the preparation thereof.


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

         (k) If a claim for indemnification under Section 4 is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any such contribution shall be deemed to include any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with the defense of any Losses to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under Section 4(h) or 4(j) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, no Offering Holder shall be liable or required to contribute under this Section 4(k) for any amount that exceeds the net proceeds to such Offering Holder as a result of the sale of Shares or Exercise Shares pursuant to the registration statement provided by this Section 4. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(k) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section 4 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

         (l) Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent may not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

         (m) With a view to making available to the Offering Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its commercially reasonable efforts to maintain registration of its Common Stock under Section 12 or 15 of the Securities Exchange Act of 1934, as


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

amended, (the "Exchange Act"), and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the availability of Rule
144. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Offering Holders, upon request, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities.

     5. Representations and Warranties of the Subscriber. Subscriber hereby represents and warrants to the Company as follows:

         (a) Subscriber is acquiring the Units for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and applicable state securities laws.

         (b) The Subscriber understands that (A) the Units (1) have not been registered under the Securities Act or any state securities laws, (2) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and/or Regulation D thereof and (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings, and (B) the Subscriber must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of the Subscriber expressed herein. Pursuant to the foregoing, the Subscriber acknowledges that the certificates representing each of the Shares, the Warrants and the Exercise Shares shall bear a restrictive legend substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR
         OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY AND SUCH OPINION STATES THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION."

         (c) The Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the

Subscriber's interest in connection with the acquisition of the Units. The Subscriber understands that the acquisition of the Units is a speculative investment and involves substantial risks and that the Subscriber could lose the Subscriber's entire investment in the Units. To the extent deemed necessary by the Subscriber, the Subscriber has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Share, the Warrants and the Exercise Shares. The Subscriber has the ability to bear the economic risks of the Subscriber's investment in the Company, including a complete loss of the investment, and the Subscriber has no need for liquidity in such investment.

         (d) The Subscriber has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Securities and the merits and risks of an investment in the Securities which the Subscriber has requested or otherwise needs to evaluate the investment in the Company.

         (e) Subscriber is in receipt of and has carefully read and understands the following items:

                  (i) Annual Report on Form 10-KSB and Form 10-KSB/A for the period ended June 30, 2005 filed by the Company with the SEC;

                  (ii) Quarterly Report on Form 10-QSB for the period ended March 31, 2006 filed by the Company with the SEC;

                  (iii) Current Reports on Form 8-K filed by the Company with the SEC on June 28, 2006;

                  (iv) Confidential Private Placement Memorandum, dated July 10, 2006 (together with the exhibits thereto, collectively, items (i) through (iv), the "Disclosure Documents").

         (f) In making the proposed investment decision, the Subscriber is relying solely on investigations made by the Subscriber and the Subscriber's representatives. The Subscriber acknowledges that documents listed in Section 5(e) are the only information provided to the Subscriber by the Company and that the Subscriber is not relying on any other information in making the proposed investment decision. The offer to sell the Units was communicated to the Subscriber in such a manner that the Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was the Subscriber presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general or public advertising or solicitation.

         (g) The Subscriber acknowledges that the Subscriber has been advised that:

                  (i) The Units, and the Securities that comprise the Units, offered hereby have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

                  (ii) In making an investment  decision,  the  Subscriber  must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved. The Units, and the Securities that comprise the Units, have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation. Any representation to the contrary is a criminal offense.

                  (iii) The Shares and the Warrants are and, when issued, the Exercise Shares will be, "Restricted Securities" within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber is aware that the Subscriber may be required to bear the financial risks of this investment for an indefinite period of time.

         (h) The Subscriber acknowledges and is aware that there has never been any representation, guarantee or warranty made by the Company or any officer, director, employee or agent or representative of the Company, expressly or by implication, as to (i) the approximate or exact length of time that the Subscriber will be required to remain an owner of any Security; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or (iii) that the limited past performance or experience on the part of the Company, or any future expectations will in any way indicate the predictable results of the ownership of any Security or of the overall financial performance of the Company.

         (i) The Subscriber agrees to furnish the Company such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the Company's acceptance of this Agreement.

         (j) The Subscriber further represents and warrants that the Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, and Subscriber has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit B.

         (k) As of the date of this Agreement the Subscriber and its affiliates do not have, and during the 30-day period prior to the date of this Agreement the Subscriber and its affiliates have not entered into, any "put equivalent position" as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the Common Stock of the Company. Until the registration statement referred to in Section 4(c) is declared effective, the Subscriber hereby agrees not to, and will cause its affiliates not to, enter into any such "put equivalent position" or short sale position.

The foregoing representations and warranties and undertakings are made by the Subscriber with the intent that they be relied upon in determining its suitability as an investor and the Subscriber hereby agrees that such representations and warranties shall survive its purchase of the Units.

     6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

         (a) Each of the Company and its subsidiaries is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company. Each of the Company and its subsidiaries has all requisite corporate power and authority (i) to own and lease the properties and assets it currently owns and leases (if any) and it contemplates owning and leasing and
(ii) to conduct its activities as such activities (if any) are currently conducted and as currently contemplated to be conducted.

         (b) The authorized capital of the Company immediately prior to the Closing will consist of 100,000,000 shares of common stock, par value $0.05 and 10,000,000 shares of preferred stock, par value $0.01.

         (c) The Company has duly authorized the issuance and sale of the Shares, the Warrants and the Exercise Shares in accordance with the terms of this Agreement (as described herein) by all requisite corporate action, including the authorization of the Company's Board of Directors of the issuance and sale of the Shares and the Warrants in accordance herewith, the authorization and reservation of the Exercise Shares for issuance upon exercise of the Warrants, the issuance and sale of the Exercise Shares upon exercise of the Warrants and the execution, delivery and performance of any other agreements and instruments executed in connection herewith. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

         (d) The Shares, when issued and paid for in accordance with this Agreement, and the Exercise Shares, when issued and paid for in accordance with the terms of the Warrants, will represent validly authorized, duly issued and fully paid and nonassessable shares of Common Stock of the Company, and the issuance thereof will not conflict with the articles of incorporation or bylaws of the Company and, subject to the accuracy of the representations and warranties of Subscriber herein, will be in full compliance with all federal and state securities laws applicable to such issuance and sale.

         (e) The execution and delivery of this Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated hereby will not conflict with, or constitute a breach of or default under, any agreement, indenture or instrument by which the Company is bound or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Company.

         (f) As of the date of this Agreement, the Disclosure Documents do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) The Disclosure Documents that have been filed with the SEC, at the time they were filed with the SEC, complied in all material respects with the requirements of the Exchange Act, and, when read together and with the other information in the Disclosure Documents, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (h) Subsequent to the dates as of which information is given in the Disclosure Documents, except as described therein, there has not been any material adverse change with regard to the assets or properties, results of operations or financial condition of the Company.

     7. Survival; Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 7 shall survive (i) the acceptance of this Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of Subscriber, and (iii) the death or disability of Subscriber. Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 5 hereof and that the Company has relied upon such representations, warranties and covenants in determining Subscriber's qualification and suitability to purchase the Units. Subscriber hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of Subscriber herein or the breach of any warranty or covenant herein by Subscriber. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

     8. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

         (a) if to the Company, to the following address:

             Cubic Energy, Inc.
             9870 Plano Road
             Dallas, Texas 75238
             Attn: Mr. Jon S. Ross
             Telephone: (972) 681-8047

         (b) if to Subscriber, to the address set forth on the signature page hereto.

         (c) or at such other address as any party shall have specified by notice in writing to the others.

     9. Notification of Changes. Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the consummation of this Offering that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the consummation of this Offering.

     10. Assignability. This Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

     11. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and permitted assigns.

     12. Obligations Irrevocable. The obligations of the Subscriber shall be irrevocable, except with the consent of the Company, until the consummation or termination of the Offering.

     13. Entire Agreement. This Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Texas.

     15. Severability. If any provision of this Agreement or the application thereof to Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     16. Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                           [Signature Page to follow]

     IN  WITNESS  WHEREOF,   Subscriber  has  executed  this   Subscription  and
Registration Rights Agreement as of July ____, 2006.

                                           SUBSCRIBER


                                           -------------------------------------

                                           Number of Units: 750,000
                                           Offering Price per Unit:  $0.70
                                           Subscription Amount:  $525,000US


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Address:
                                                     ---------------------------




     The Company hereby accepts the foregoing subscription subject to the terms and conditions hereof as of July ____, 2006.

                                           Cubic Energy, Inc
                                           a Texas corporation


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                                                       Exhibit A
                                                                       ---------

                                HOW TO SUBSCRIBE

     (1) If you are subscribing for the purchase of Units, please date and sign the signature page to this Subscription and Registration Rights Agreement in the applicable spaces. Please signify the amount of Units you are purchasing by inserting such amount in the space provided for on the signature page to the Agreement.

     (2) Complete and sign the accompanying Certificate of Accredited Investor Status.

     (3) Send all completed documents to:

         Jefferies & Company, Inc.
         Three Allen Center
         333 Clay Street, Suite 1000
         Houston, Texas 77002
         Attn: Mr. Frank D. Bracken, III
         Telephone: (281) 774-2143

     (4) Transmit funds in an amount equal to the number of Units you are purchasing multiplied by the Offering Price via wire to the following account:

         Domestic
         --------

         American National Bank
         2865 Ridge Rd.
         Rockwall, Texas 75032
         Wire Dept. Fax No. (214) 863-6153
         Phone (214) 863-6224
         Account No. 300021912
         Routing No. 111901519

         For Further Credit To:

         Foreign
         -------

         ----------------------
         ----------------------
         ----------------------

         For Further Credit To:

ATTENTION SUBSCRIBERS: NO SUBSCRIPTION WILL BE ACCEPTED UNLESS ALL DOCUMENTATION PRESCRIBED HEREIN IS FULLY COMPLETED AND EXECUTED. ANY MATERIALS RECEIVED THAT ARE INCOMPLETE IN ANY RESPECT WILL BE RETURNED BY THE COMPANY.

                                                                       Exhibit B
                                                                       ---------

                    CERTIFICATE OF ACCREDITED INVESTOR STATUS

     Except as may be indicated by the undersigned below, the undersigned is an individual "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned has checked the box below indicating the basis on which he is representing his status as an "accredited investor":

[_] a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

[_] a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

[_] an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

[_] a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the time of this purchase exceeds $1,000,000;

[_] a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[_] a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

[_] an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards.

[_]  an individual who is a director or executive officer of _______________.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of July ____, 2006.



                                       -----------------------------------------
                                       Name of Subscriber

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       Exhibit C
                                                                       ---------

                              PLAN OF DISTRIBUTION

     As of the date of this prospectus, we have not been advised by the selling stockholders as to any plan of distribution. Distributions of the shares by the selling stockholders, or by their partners, pledgees, donees (including charitable organizations), transferees or other successors in interest, may from time to time be offered for sale either directly by such individual, or through underwriters, dealers or agents or on any exchange on which the shares may from time to time be traded, in the over-the-counter market, or in independently negotiated transactions or otherwise. The methods by which the shares may be sold include:

     o a block trade (which may involve crosses) in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     o purchases by a broker or dealer as principal and resale by such broker or dealer for its own account pursuant to this prospectus;

     o    exchange distributions and/or secondary distributions;

     o    sales in the over-the-counter market;

     o    underwritten transactions;

     o ordinary brokerage transactions and transactions in which the broker solicits purchasers; and

     o    privately negotiated transactions.

     Such transactions may be effected by the selling stockholders at market prices prevailing at the time of sale or at negotiated prices. The selling stockholders  may  effect  such  transactions  by selling  the  Common  Stock to underwriters or to or through broker-dealers, and such underwriters or broker-dealers may receive compensations in the form of discounts or commissions from the selling stockholders and may receive commissions from the purchasers of the Common Stock for whom they may act as agent. The selling stockholders may agree to indemnify any underwriter, broker-dealer or agent that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act. We have agreed to register the shares for sale under the Securities Act and to indemnify the selling stockholders and each person who participates as an underwriter in the offering of the shares against certain civil liabilities, including certain liabilities under the Securities Act.

     In connection with sales of the Common Stock under this prospectus, the selling stockholders may enter into hedging transactions with broker-dealers, who may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The selling stockholders also may sell shares of Common Stock short and deliver them to close out the short positions, or loan or pledge the shares of Common Stock to broker-dealers that in turn may sell them.

     The selling stockholders and any underwriters, dealers or agents that participate in distribution of the shares may be deemed to be underwriters, and any profit on sale of the shares by them and any discounts, commissions or concessions received by any underwriter, dealer or agent may be deemed to be underwriting discounts and commissions under the Securities Act.

     There can be no assurances that the selling stockholders will sell any or all of the shares offered under this prospectus.

                                                                       Exhibit D
                                                                       ---------

                            Form of Warrant Agreement

























                                       D-1